September 26, 2007

Supplement

SUPPLEMENT DATED SEPTEMBER 26, 2007 TO THE PROSPECTUS OF
MORGAN STANLEY BALANCED FUND
Dated May 31, 2007

The first paragraph in the section of the Fund’s Prospectus entitled ‘‘Principal Investment Strategies’’ is hereby deleted and replaced with the following:

The Fund will normally invest at least 60% of its assets in common stocks and securities convertible into common stocks and at least 25% of its assets in fixed-income securities. Within these limitations, the Fund’s ‘‘Investment Adviser,’’ Morgan Stanley Investment Advisors Inc., may purchase or sell securities in any proportion it believes desirable based on its assessment of business, economic and investment conditions.

The first paragraph in the section of the Fund’s Prospectus entitled ‘‘Principal Investment Strategies — Common Stocks/Convertible Securities’’ is hereby deleted and replaced with the following:

The Fund invests in common stocks and may also invest in securities convertible into common stocks — including ‘‘exchangeable,’’ ‘‘synthetic’’ and ‘‘Rule 144A’’ convertibles. The Fund may invest up to 20% of its net assets in foreign securities (held directly or listed in the United States on a national securities exchange and in the form of depositary receipts). A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The disclosure in the section of the Fund’s Prospectus entitled ‘‘Additional Investment Strategies — Options and Futures’’ is hereby deleted and replaced with the following:

The Fund may invest in futures with respect to stock indices, financial instruments and interest rate indices and may purchase and sell options on instruments such as securities, securities indices, currencies, swaps and stock index futures. Futures and options may be used to facilitate trading, to increase or decrease the Fund’s market exposure or to seek to protect against a decline in the value of the Fund’s securities or an increase in prices of securities that may be purchased.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

BGRSPT